Exhibit 99.1

March 2, 2009

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read item 4.01(a) of Form 8-K dated February 25, 2009 of Mid Penn Bancorp, Inc. and are in agreement with the statements contained in the second and third sentences of the first paragraph and the statements made in the second, third, fourth, and fifth paragraphs. We have no basis to agree or disagree with other statements contained therein.

Sincerely,

/s/    Parente Randolph, LLC